EXHIBIT 4.1

NUMBER                                                                SHARES
[    ]                                                                [    ]

                                  RADNET, INC.

                   SEE REVERSE HEREOF FOR RESTRICTIVE LEGENDS

INCOPORATED UNDER THE LAWS OF                                   SEE REVERSE FOR
   THE STATE OF NEW YORK                                     CERTAIN DEFINITIONS

                                                               CUSIP 750491 10 2


THIS IS TO CERTIFY THAT:




is the owner of

   FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF PAR VALUE $0.0001 PER SHARE


of RADNET, INC. (herein called the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed or assigned for transfer. This Certificate and the shares represented hereby are issued and shall be subject to the laws of the State of New York and to the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corpoation and the facsimile signatures of its duly authorized officers.

DATED:

                             [SEAL OF RADNET, INC.]

/s/                                                    /s/
-------------------------                              -------------------------
SECRETARY                                              PRESIDENT

THE CERTIFICATE OF INCORPORATION (THE "CERTIFICATE OF INCORPORATION") OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION) OF ANY STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE "BOARD OF DIRECTOS") IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT STOCKHOLDER UNDER THE CODE AND SUCH REGULATIONS, IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPOATION) TO THE CORPORATION'S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING FO NEW YORK BUSINESS CORPORATION LAW ("SECURITIES") BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS. THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION'S CERTIFICATE OF INCORPORATION TO CAUSE THE FIVE PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request must by made to the Secretary of the Corporation. In addition, upon request, the Corporation will furnish a statement of the designations, relative rights, preferences, and limitations of each series of Preferred Shares so far as they have been fixed by the Board pursuant to authority heretofore granted to it.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT - ________Custodian_______
TEN ENT   - as tenants by the entireties                          (Cust)          (Minor)
JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
            of survivorship and not as                           Act _____________________
            tenants in common                                            (State)

     Additional abbreviation may also be used though not in above list.

      FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                 _____________________________________________.
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.